UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2009

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Prior to the opening of business on January 2, 2009, The Hanover Insurance Group, Inc., a Delaware Corporation (the “Company”), completed the previously announced sale of its remaining life insurance subsidiary, First Allmerica Financial Life Insurance Company (“FAFLIC”), to Commonwealth Annuity and Life Insurance Company (“Commonwealth Annuity”), a subsidiary of The Goldman Sachs Group, Inc. (“Goldman Sachs”). Coincident with the sale transaction, The Hanover Insurance Company (“Hanover Insurance”) and FAFLIC entered into 100% coinsurance contracts whereby Hanover Insurance assumed FAFLIC’s remaining discontinued accident and health business.

Total net proceeds consisting of both proceeds from the sale and dividended assets from FAFLIC coincident with its sale, are estimated to be approximately $235 million before certain transaction costs, based on an estimated dividend and purchase price calculated as of November 30, 2008. Total proceeds include approximately $105 million received or expected to be received from Commonwealth Annuity and a dividend from FAFLIC valued at approximately $130 million. This dividend is comprised primarily of fixed assets that have subsequently been purchased by Hanover Insurance from the holding company for cash and securities. These proceeds are subject to post closing adjustments based upon the statutory balance sheet of FAFLIC as of December 31, 2008.

The transaction resulted in a net after-tax loss on the sale that is currently expected to be approximately $80 million for the year ended December 31, 2008. The after-tax net loss will be modified to reflect the post-closing adjustments.

Forward-Looking Statements

Certain statements, including statements estimating the total proceeds and after-tax net loss, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. There are certain factors that could cause actual results, including the total proceeds from the transaction, to differ materially from those anticipated by this report. These include: (1) changes in the dividend, the value of the business sold to Commonwealth Annuity, the coinsurance and related agreements for the accident and health business, and certain intercompany transactions, including the proposed sale by the holding company to its subsidiary, Hanover Insurance fixed assets received from the dividend in exchange for cash and securities; (2) the statutory results of operations of FAFLIC until December 31, 2008, which will impact the statutory surplus of FAFLIC and consequently the ultimate dividend, purchase price, proceeds from the transaction and net after-tax loss; (3) the uncertainties as to the gross or net proceeds to be received by THG, including the uncertainty as to the effects of the various purchase price adjustments and expenses incurred by THG and the impact of various tax elections and the amount of after-tax loss; (4) the ability to realize post-closing earnings for the property-casualty segment that are taxable and make certain of FAFLIC’s historical tax attributes valuable to the holding company; and (5) the impact of contingent liabilities, including indemnification for litigation, regulatory and certain pre-closing matters, assumed by the holding company in connection with the transaction.

Forward-looking statements are not guarantees of future performance, and actual results could well differ materially. Investors should consider these and other risks and uncertainties in our business that may affect future performance, and that are discussed in readily available documents, including the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents filed by The Hanover Insurance Group, Inc. with the Securities and Exchange Commission and which are also available at www.hanover.com under “Investors.”

Item 9.01	Financial Statements and Exhibits.

(a.)	Not applicable.
(b.)	Pro Forma Financial Information.

In accordance with Item 9.01(b)(1) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K is set forth below.

The following unaudited pro forma consolidated financial information of the Company is derived from the Company’s historical consolidated financial statements and should be read in conjunction with the audited financial statements and notes thereto appearing in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2008. The accompanying unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2008 and the year ended December 31, 2007 are presented as if the sale of FAFLIC, as discussed in Item 2.01 hereof, had been completed as of January 1, 2008 and January 1, 2007, respectively. The unaudited pro forma condensed consolidated balance sheet is presented as if the disposition had been completed as of September 30, 2008. The unaudited pro forma financial statements reflect the sale of FAFLIC as an adjustment to the historical consolidated balance sheet and consolidated statements of income, as FAFLIC qualifies as a significant subsidiary in accordance with Regulation S-X Section 210.11-01(b)(2). The unaudited pro forma consolidated financial information is preliminary and may be subject to change; however, such changes, if any, are not expected to be material.

The unaudited pro forma condensed consolidated financial information has been presented for informational purposes only and is not indicative of any future results of operations or the results that might have occurred if the disposition had actually been completed on the indicated dates. The unaudited pro forma condensed consolidated financial statements are based on management’s estimate of the effects the sale of FAFLIC. Pro forma adjustments are based on currently available information, historical results and certain assumptions that management believes are reasonable and described in the accompanying notes.

The unaudited pro forma condensed consolidated financial statements do not include earnings on proceeds and related tax effects that result directly from the transaction, which will be included in the Company’s operating results in future periods.

THE HANOVER INSURANCE GROUP, INC.

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED BALANCE SHEETS

SEPTEMBER 30, 2008

(In millions)	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Investments	$4,453.2	$39.2	(a)	$4,492.4
Cash and cash equivalents	314.3	99.3	(b)	413.6
Accrued investment income	55.7	—		55.7
Premiums, accounts and notes receivable, net	571.1	4.9	(c)	576.0
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,030.4	0.5	(a)	1,030.9
Deferred policy acquisition costs	264.4	1.9	(a)	266.3
Deferred federal income taxes	258.6	0.5	(a)	259.1
Goodwill	131.9	—		131.9
Other assets	302.8	95.4		398.2
Assets held-for-sale	1,872.4	(1,872.4)	(d)	—

Total assets	$9,254.8	$(1,630.7)		$7,624.1

LIABILITIES
Policy liabilities and accruals	$4,328.4	$32.1	(a)	$4,360.5
Expenses and taxes payable	553.4	117.4	(a),(e)	670.8
Reinsurance premiums payable	48.3	—		48.3
Long-term debt	511.9	—		511.9
Liabilities held-for-sale	1,772.7	(1,772.7)	(f)	—

Total liabilities	7,214.7	(1,623.2)		5,591.5
Total shareholders’ equity	2,040.1	(7.5)	(g)	2,032.6

Total liabilities and shareholders’ equity	$9,254.8	$(1,630.7)		$7,624.1

See accompanying notes to unaudited pro forma condensed consolidated financial information.

THE HANOVER INSURANCE GROUP, INC.

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED INCOME STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2007

(In millions, except per share data)	Historical	Pro Forma Adjustments		Pro Forma
REVENUES
Premiums	$2,404.8	$(32.8)	(h)	$2,372.0
Net investment income	324.0	(77.0)	(i)	247.0
Net realized investment gains (losses)	1.5	(2.4)	(h)	(0.9)
Fees and other income	56.5	(0.4)	(h)	56.1

Total revenues	2,786.8	(112.6)		2,674.2

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	1,545.3	(87.9)	(h)	1,457.4
Policy acquisition expenses	524.3	(0.7)	(h)	523.6
Other operating expenses	368.8	(17.1)	(j)	351.7

Total benefits, losses and expenses	2,438.4	(105.7)		2,332.7

Income from continuing operations before federal income taxes	348.4	(6.9)		341.5
Federal income tax expense	109.2	7.5	(h)	116.7

Income from continuing operations	$239.2	$(14.4)		$224.8

Earnings per common share from continuing operations:
Basic	$4.63	$(0.28)		$4.35

Diluted	$4.56	$(0.27)		$4.29

Weighted average shares outstanding:
Basic	51.7	—		51.7

Diluted	52.4	—		52.4

See accompanying notes to unaudited pro forma condensed consolidated financial information.

THE HANOVER INSURANCE GROUP, INC.

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED INCOME STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

(In millions, except per share data)	Historical	Pro Forma Adjustments	(k)	Pro Forma
REVENUES
Premiums	$1,858.1	$—		$1,858.1
Net investment income	193.9	—		193.9
Net realized investment losses	(60.7)	—		(60.7)
Fees and other income	25.7	—		25.7

Total revenues	2,017.0	—		2,017.0

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	1,239.7	—		1,239.7
Policy acquisition expenses	416.1	—		416.1
Other operating expenses	247.1	—		247.1

Total benefits, losses and expenses	1,902.9	—		1,902.9

Loss from continuing operations before federal income taxes	114.1	—		114.1
Federal income tax expense	52.4	—		52.4

Income from continuing operations	$61.7	$—		$61.7

Earnings per common share from continuing operations:
Basic	$1.20	$—		$1.20

Diluted	$1.19	$—		$1.19

Weighted average shares outstanding:
Basic	51.3	—		51.3

Diluted	51.8	—		51.8

See accompanying notes to unaudited pro forma condensed consolidated financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

See the introduction to pro forma financial information. The unaudited pro forma condensed consolidated balance sheet was prepared assuming the disposition occurred as of September 30, 2008 and included “Pro Forma Adjustments” as follows:

(a)	Coincident with the sale, FAFLIC entered into 100% coinsurance agreements with Hanover Insurance, whereby Hanover Insurance assumed FAFLIC’s remaining accident and health business through either novations or the assumption of risk through reinsurance. This proforma presentation assumes novations of reinsured policy liabilities of $32.1 million were funded by investment securities of $39.2 million. Additionally, recoverables from third party reinsurers, deferred acquisition costs, and other assets of $2.9 million were transferred as part of this transaction, along with $8.1 million of liabilities primarily for uncollectible balances. Additionally, the liabilities assumed by Hanover Insurance in connection with the 100% coinsurance agreements and related assets are presented as components of expenses and taxes payable and other assets, respectively, in this proforma as they contiue to be accounted for as a discontinued operation in accordance with Statement of Financial Accounting Standard No. 144, “Accounting for the Impairment or Disposal of Long-lived Assets”.

(b)	This adjustment reflects anticipated proceeds based upon an estimated purchase price of $105.7 million, calculated as of November 30, 2008, partially offset by cash paid to FAFLIC immediately prior to the sale related to an interest in a partnership.

(c)	Estimate of the present value of future cash flows related to the interest in a partnership discussed in item (b).

(d)	Adjustments to the consolidated balance sheet include the disposal of $1,872.4 million of assets held by FAFLIC and are comprised of the following (in millions):

Cash and Investments	$1,266.3
Reinsurance Recoverable	242.6
Separate Account Assets	333.3
Other Assets	58.2
Valuation Allowance	(28.0)

$1,872.4

(e)	In addition to the liabilities established as a result of the reinsurance agreement noted in item (a) above, this adjustment primarily reflects increases in accrued expenses associated with transaction costs including those established in accordance with FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others” (“FIN 45”) and discussed below in item (k).

(f)	Adjustments to the consolidated balance sheet also include the disposal of $1,772.7 million of liabilities held by FAFLIC and are comprised of the following (in millions):

Policy Liabilities	$1,362.4
Separate Account Liabilities	333.3
Trust Instruments Supported by Funding Obligations	18.0
Other Liabilities	59.0

$1,772.7

(g)	This adjustment represents the increase in the anticipated loss on sale from September 30, 2008 through the closing, based upon November 30, 2008 results and subject to closing adjustments.

The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2008 and the year ended December 31, 2007 have been presented as if the disposition was completed as of January 1, 2008 and January 1, 2007, respectively. These statements include “Pro Forma Adjustments” as follows:

(h)	These adjustments to the consolidated statements of income for the year ended December 31, 2007 reflect activity directly associated with and previously recognized by FAFLIC.

(i)	This adjustment reflects net investment income activity directly associated with and recognized by FAFLIC in 2007, offset by net investment income of $0.4 million allocated to THG as it has been determined that such investment income would have been earned by THG if FAFLIC was sold as of January 1, 2007.

(j)	Adjustments associated with other operating expenses reflect 100% of operating expenses associated with and recognized by FAFLIC related to third party administrator fees, salary expenses, and direct administrative expenses. This represents approximately 40% of costs that were directly assigned to FAFLIC and excludes direct costs associated with pension and post-retirement benefits related to former employees and agents of the Life Companies. Such costs are being retained by the Company. In addition, approximately 40% of assigned costs related to FAFLIC are included in this adjustment as it has been determined that these costs will be eliminated as a result of and subsequent to the transition of this business to Commonwealth Annuity.

(k)	As of September 30, 2008, the published consolidated income statement already reflects the results of operations as if the transaction had occurred January 1, 2008 due to the presentation of the respective business as a discontinued operation in accordance with Statement of Financial Accounting Standard No. 144, “Accounting for the Impairment or Disposal of Long-lived Assets”. The after-tax loss reclassed and reflected as a discontinued operation for the nine months ended September 30, 2008 was $20.7 million. Additionally, the estimated loss on sale is $80 million based on November 30, 2008 information, an increase from the $72.2 million loss estimated as of September 30, 2008. Included in this $80 million loss are an estimated $7 million liability established for certain guarantees made in accordance with FIN 45, and approximately $5 million of transaction related costs such as legal fees, severance and retention expenses, accounting, consulting and actuarial fees.

(c.)	Not applicable.

(d.)	Exhibits.

The following exhibits are furnished herewith.

Exhibit 99.1	Press Release, dated January 2, 2009, issued by The Hanover Insurance Group, Inc. announcing the closing of the sale of its life insurance subsidiary, FAFLIC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc.
(Registrant)

Date:	January 7, 2009	By:	/s/ Eugene M. Bullis
Eugene M. Bullis Chief Financial Officer, Executive Vice President and Principal Accounting Officer

Exhibit Index

Exhibit 99.1	Press Release, dated January 2, 2009, issued by The Hanover Insurance Group, Inc. announcing the closing of the sale of its life insurance subsidiary, FAFLIC.